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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2002

                            W-H ENERGY SERVICES, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Texas                     000-31721                     76-0281502
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                              10370 Richmond Avenue
                                    Suite 990
                              Houston, Texas 77042
              (Address of principal executive offices and zip code)


                                 (713) 974-9071
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of W-H Energy Services, Inc. ("W-H") annually considers and recommends to the Board the selection of W-H's independent public accountants. As recommended by W-H's Audit Committee, W-H's Board of Directors determined to no longer engage Arthur Andersen LLP ("Andersen") as W-H's independent public accountants. Effective April 12, 2002, Andersen was terminated as W-H's independent public accountants and PricewaterhouseCoopers LLP was appointed to serve as W-H's independent public accountants for 2002. The decision to change auditors is not a reflection on Andersen's capabilities, commitment or quality of service to W-H. During its twelve year relationship as W-H's auditor, the Andersen team exhibited the highest degree of professionalism and quality service.

Andersen's reports on W-H's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During W-H's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on W-H's consolidated financial statements for such years. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

W-H provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated April 17, 2002, stating its agreement with such statements.

During W-H's two most recent fiscal years and through the date of this Form 8-K, W-H did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on W-H's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibit. The following exhibit is filed with this document.



Exhibit
Number                     Description
-------                    -----------
16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated April 17, 2002




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            W-H ENERGY SERVICES, INC.




               BY: /s/ Jeffrey L. Tepera
                  -----------------------------------
                  Jeffrey L. Tepera
                  Vice President and Chief Financial
                  Officer

                  /s/ Ernesto Bautista, III
                  -----------------------------------
                  Ernesto Bautista, III
                  Vice President and Corporate
                  Controller


Dated: April 17, 2002


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                                  EXHIBIT INDEX



Exhibit
Number                     Description
-------                    -----------

16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated April 17, 2002